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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 2, 2003


                             SCHOOL SPECIALTY, INC.
             (Exact name of registrant as specified in its charter)



       Wisconsin                         000-24385                39-0971239
(State or other jurisdiction     (Commission file number)       (IRS Employer
      of incorporation)                                      Identification No.)


                               W6316 Design Drive
                           Greenville, Wisconsin 54942
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (920) 734-5712

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Item 5.  Other Events and Regulation FD Disclosure.

     On April 11, 2003, School Specialty, Inc. (the "Company") signed a credit agreement with its lending banks. On May 1, 2003, the Company hired Robert E. Puissant as Executive Vice President of Strategy and Business Development and also announced the departure of Donald J. Noskowiak, Vice President of Business Development. The Company issued a press release on May 2, 2003 regarding these matters, which is attached hereto as an exhibit and is incorporated herein by reference, except for reference to the Company's website and the information contained therein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

See "Exhibit Index."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCHOOL SPECIALTY, INC.


Date:  May 5, 2003                         /s/ David J. Vander Zanden
                                          --------------------------------------
                                          David J. Vander Zanden
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   4.1     Credit Agreement dated April 11, 2003

  10.1     Amendment No. 2 to the Receivables Sale Agreement dated April 11,
            2003

  10.2     Amendment No. 6 to the Receivables Purchase Agreement dated April 11,
            2003

  99.1     Press Release dated May 2, 2003

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